SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                          DATE OF REPORT: January 31, 2002

                                JORE CORPORATION

                000-26889                         81-0465233
        (Commission File Number)        (IRS Employer Identification No.)

                              A Montana Corporation

                     45000 Highway 93 South, Ronan, MT 59864

                                  406/676-4900

Item 5.  Other Events

DECEMBER 2015 REPORT
---------------------
On January 31, 2002 Jore Corporation filed its financial report (Form 2015) with the U.S. Bankruptcy Court in the District of Montana. This Form 2015 financial report, and required exhibits, is included herein.

PERKINS COIE LLP
Bruce G. ManIntyre
Alan D. Smith
1201 Third Avenue, Suite 4800
Seattle, Washington 98101-3099
(206) 583-8888
(Counsel for Debtor)


                         UNITED STATES BANKRUPTCY COURT
                               DISTRICT OF MONTANA

In re
                                                             No. 01-31609-11
JORE CORPORATION, a.k.a. JB Tool, LLC,
 a.k.a. Jore, Inc.,

                           Debtor.                         [No Hearing Required]

Taxpayer ID No.  81-0465223
--------------------------------------


                                FINANCIAL REPORT

Jore Corporation, the debtor-in-possession in this case, hereby submits its Comparative Balance Sheet, Comparative Income Statement, Summary of Disbursements, Statement(s) of Cash Receipts and Disbursements, Statement of Aged Receivables, Statement of Aged Post-Petition Payables and Statement of Operations for the period ending December 31, 2001, in accordance with Rule 2015(b) of the Local Rules of this Court. Copies of this report have been served via first class mail, postage prepaid, or via email, to the parties listed on the attached affidavit of service.

DATED this 31st day of January, 2002.

                                PERKINS COIE LLP


                                           By     /s/  Bruce G. MacIntyre
                                              ----------------------------------
                                              Alan D. Smith, WSBA # 24964
                                              Bruce G. MacIntyre, WSBA # 18984
                                              Adriana Rodriguez, WSBA # 30785
                                          Attorneys for Jore Corporation, Debtor

                                                              UST-10 COVER SHEET
                          MONTHLY FINANCIAL REPORT FOR
                         CORPORATE OR PARTNERSHIP DEBTOR

Case No:  01-31609-11                        Report Month/Year December 31, 2001
Debtor:   Jore Corporation

Instructions: The debtor's monthly financial report shall include a cover sheet signed by the debtor and all UST forms and supporting documents. Exceptions, if allowed, are noted in the checklist below. Failure to comply with the reporting requirements of Local Bankruptcy Rule 2015-2(a), or the U.S. Trustee's reporting requirements, is cause for conversion or dismissal of the case.

The debtor submits the following with this monthly financial report:   Yes    No

UST-12  Comparative  Balance Sheet, or debtor's  balance sheet.        Yes
The debtor's balance sheet, if used, shall include a breakdown of pre-petition and post-petition liabilities. The breakdown may be provided as a separate attachment to the debtor's balance sheet.

UST-13  Comparative Income Statement, or debtor's income statement.    Yes

UST-14  Summary of Disbursements                                       Yes

UST-14 Statement(s) of Cash Receipts and Disbursements                 Yes
A continuation sheet shall be completed for each bank account or other source of funds and shall include a monthly bank statement and all supporting documents described in the instructions.

UST-15 Statement of Aged Receivables                                   Yes
A detailed accounting of aged receivables shall be provided on, or in an attachment to, UST-15.

UST-16 Statement of Aged Post-Petition Payables                        Yes
A detailed accounting of aged post-petition payables shall be provided on, or in an attachment to UST-16.

UST-17 Statement of Operations                                         Yes
When applicable, UST-17 shall include supporting documents such as an escrow statement for the sale of real property, an auctioneer's report for property sold at auction, or a certificate of insurance or copy of debtor's bond for any change in insurance or bond coverage.

DEBTOR'S CERTIFICATION I certify under penalty of perjury that the information contained in this monthly financial report are complete, true, and accurate to the best of my knowledge, information, and belief.

Debtor's Signature:  \s\ Kelly Grove                      Date: January 31, 2002

The debtor, or trustee, if appointed, must sign the monthly financial report. Only an officer or director has authority to sign a financial report for a corporate debtor and only a general partner has authority to sign a financial report for a partnership debtor. Debtor's counsel may not sign a financial report for the debtor.

Jore Corporation
BALANCE SHEET
For the Periods Indicated


                                                             December 31, 2001
ASSETS

Current assets:
       Cash equivalents and investments                              ($507,356)
       Accounts receivable, net of allowances                        3,676,811
       Shareholder notes receivable, net of reserves                   359,882
       Inventory , net                                              13,404,442
       Other current assets                                          2,585,528
                                                           --------------------

         Total current assets                                      $19,519,307
                                                           --------------------

     Property, plant and equipment, net                             72,550,482
     Intangibles and other long-term assets, net                       833,317
                                                           --------------------


               Total assets                                        $92,903,106
                                                           ====================


LIABILITIES & SHAREHOLDERS' EQUITY

     Current liabilities:
     Post Petition:
       Operating Line of Credit                                     30,438,037
       Accounts Payable Post Petition                                1,319,548
       Accrued Expenses Post Petition                                3,150,326
       Accrued Payroll & Other Post Petition                           227,103
       Accrued Vacation & Personal Leave Post Petition                 (57,917)

     Pre-petition:
       Accounts Payable Pre Petition                                 9,673,288
       Accrued Expenses Pre Petition                                 1,582,935
       Accrued Payroll & Other Pre Petition                            440,110
       Accrued Vacation & Personal Leave Pre Petition                  521,541
       Notes Payable                                                   250,000
       Shareholder Note Payable                                        353,446

                                                           --------------------

         Total Current Liabilities                                  47,898,418
                                                           --------------------

     Long-term Debt                                                 43,670,584
     Deferred Income Tax Liabilities                                 1,533,332
                                                           --------------------

               Total Liabilities                                    93,102,334
                                                           --------------------

     Shareholders' Equity
     Common Stock                                                   41,337,319
     Deferred Compensation - Stock Options                             (22,171)
     Retained Earnings                                             (41,514,376)
                                                           --------------------

         Total Shareholders' Equity                                   (199,228)

                                                           --------------------

               Total Liabilities & Shareholders' Equity            $92,903,106
                                                           ====================

Jore Corporation                                        01-31609-11
INCOME STATEMENT
For the Periods Indicated                              December, 2001


                                        December-01    Bankruptcy To Date
Revenues
Gross Sales                                 $2,591,055         $43,882,114
Sales Returns, Allow, Disc, Adj               (314,189)        ($2,334,348)
                                      -------------------------------------

Total Net Revenues                           2,276,866          41,547,766

Cost of Sales
Material @ Standard                          1,068,062         $17,491,953
Labor @ Standard                               364,417          $5,965,792
Overhead @ Standard                            268,280          $4,804,191
Product roll-out costs                          11,439             $70,300
Over/under applied variances                   633,004          $3,098,373
Purchase price variance                         (7,802)        ($1,040,824)
Freight                                         73,170          $1,225,905
Shipping & DC Costs                             64,422            $529,318
Assignment Fees                                      -              $9,291
                                      -------------------------------------

Total Cost of Sales                          2,474,992         $32,154,301
                                      -------------------------------------

Gross Profit                                  (198,126)          9,393,465

Operating Expenses
General & Administrative                       461,065          $3,737,853
Sales & Marketing                              664,915          $6,034,676
Product Development                             17,920            $223,397
                                      -------------------------------------

Total Operating Expenses                     1,143,900          $9,995,925
                                      -------------------------------------

Operating Income / (Loss)                   (1,342,026)           (602,460)

Other (Income) Expenses
Interest Expense                               249,044          $2,209,391
Other Expenses                                   2,853            ($16,504)
Loss on Disposal of Fixed Asset                      -            ($42,609)
                                      -------------------------------------

Total Other (Income) Expense                   251,897          $2,150,278

Non-Recurring Expenses
Bankruptcy Admin                               473,976          $3,242,334
Other Expense - Nonrecurring                 3,430,898         $17,186,754
                                      -------------------------------------

Total Non-Recurring Expenses                 3,904,874         $20,429,088


                                      -------------------------------------
                                                       --------------------
Income before Taxes                         (5,498,797)       ($23,181,826)


Provision for Income Taxes                           0                   0
                                      -------------------------------------


                                      -------------------------------------
Net Income (Loss)                           (5,498,797)        (23,181,826)
                                      =====================================

UST-14 Summary of Disbursements         Case Number:   01-31609-11
                                        Rule 2015 Report for the Month and Year
                                        of:            December, 2001

Statement of Cash Receipts and Disbursements

                                        Account Name:  Jore Corporation DIP
                                                      ----------------------
                                                      Summary of All Accounts

                                                                  Transfer from
Account #     Beginning Balance Cash Receipts  Cash Disbursements Line of Credit
--------------------------------------------------------------------------------
495-0029603    (1,106,823.83)             -     (3,185,565.99)     3,486,731.85
5130002180        (76,293.39)             -        (30,883.48)        55,005.79
003-0082267       156,133.55   2,007,037.90                 -     (2,199,748.40)
5130001216                 -              -                 -                 -
5130001935        (99,208.78)             -       (518,941.41)       593,702.97
CD 15767 & 15374  130,598.15         642.70
817452              1,092.33           3.73                 -                 -
2015068521          1,981.54              -           (980.65)                -
                ----------------------------------------------------------------
                 (992,520.43)  2,007,684.33     (3,736,371.53)     1,935,692.21
                ================================================================

                     Transfers between                     Ending Balance
Account #            Accounts         Book Adjustment      Per Books
------------------------------------------------------------------------
495-0029603             (2,565.75)    101,917.46           (706,306.26)
5130002180                      -     (18,560.91)           (70,731.99)
003-0082267             74,526.03     119,363.89            157,312.97
5130001216             (74,526.03)             -            (74,526.03)
5130001935                      -       1,684.83            (22,762.39)
CD 15767 & 15374                -                           131,240.85
817452                          -      (1,096.06)                    -
2015068521               2,565.75         324.42              3,891.06
                 ------------------------------------------------------
                                -     203,633.63           (581,881.79)
                 ======================================================

 UST-14 Summary of Disbursements     Case Number:    01-31609-11
 Continued                           Rule 2015 Report for the Month and Year
                                     of:             December, 2001



                                     Account Name:   Jore Corporation DIP
                                                    ---------------------------
                                                    Summary of All Accounts


Payments on Pre-Petition Unsecured Debt (requires court approval)
Did the debtor, or another party on behalf of the debtor, make any payments during this reporting month on pre-petition unsecured debt? Yes ___ No_X_ If yes, list each payment.

Payee's name Nature of payment Payment datePayment amount Date of court approval
-----------------------------------------------------------------------------
N/A
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

Payments to Attorneys and Other Professionals (requires court approval)
Did the debtor, or another party on behalf of the debtor, make any payments during this reporting month to a professional such as an attorney, accountant, realtor, appraiser, auctioneer, business consultant, or other professional person? Yes __ No _X__ If yes, list each payment.

Payee's name Nature of payment Payment datePayment amount Date of court approval
-----------------------------------------------------------------------------
N/A
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------


Payments to an Officer, Director, Partner, or Other Insider of the Debtor
Did the debtor, or another party on behalf of the debtor, make any payments during this reporting month to an officer, director, partner, or other insider of the debtor? Yes ___ No _x__ if yes, list each payment.

Payee's name Nature of payment Payment datePayment amount Date of court approval
-----------------------------------------------------------------------------
N/A
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

 UST - 14, Continuation Sheet  Case Number: Case Number:
                               Rule 2015 Report for the Month and Year
                               of:          December, 2001

 Statement of Cash Receipts and Disbursements

                               Account Name: Jore Corporation
                                             DIP Operating Account
                               Account Number: 495-0029603
                               Depository:   Wells Fargo

 Cash Receipts

     Date         Source                        $ Amount                Balance
     ---------------------------------------------------------------------------
          Beginning Cash Balance                                  (1,106,823.83)

                                               ---------------------------------
          Total Cash Receipts                         -

                  Cash Disbursements

     Date Check # Payee                         $ Amount
     ---------------------------------------------------------------------------
     12/5/01 Various Various                    (3,681.77)
     12/6/01 Various Various                  (208,154.99)
     12/7/01 Various Various                  (523,322.57)
     12/10/01Various Various                    (1,337.70)
     12/11/01Various Various                  (111,184.67)
     12/12/01Various Various                   (11,299.39)
     12/13/01Various Various                  (791,556.62)
     12/14/01Various Various                      (414.15)
     12/17/01Various Various                  (300,899.34)
     12/18/01Various Various                      (593.12)
     12/19/01Various Various                    (1,058.11)
     12/20/01Various Various                  (138,831.75)
     12/21/01Various Various                  (156,042.92)
     12/24/01Various Various                  (785,089.60)
     12/31/01Various Various                   151,618.92
                  Nov interest on LOC         (301,819.01)
                  nov/dec unused fee on LOC     (1,059.22)
                  edgerton - reclass to txfers   2,565.75
                  401(k) wire
                  bank charges                  (3,405.73)


                                               ---------------------------------
          Total Disbursements                  (3,185,565.99)

          Transfers from Line of Credit
     12/31Transfers from Line of Credit        3,486,731.85

                                               ---------------------------------
          Total Transfers From Line of Credit  3,486,731.85

          Transfers Between Accounts
     12/31to1jore-edgerton                     (2,565.75)

                                               ---------------------------------
          Total Transfers Between Accounts     (2,565.75)


          Book Adjustments

                                                                    ------------
          Book Adjustments                                           101,917.46

          Ending Book Balance                                       (706,306.26)
                                                                    ============

                                                                     555,122.36

     Balance in DIP Operating Account per 12/31/01 Bank Statement   (151,183.90)
     ================================================================

          Attach Copy of Current Months Bank Statement                    (0.00)

 UST - 14, Continuation Sheet           Case Number:Case Number:
                                        Rule 2015 Report for the Month and Year
                                        of:        December, 2001

 Statement of Cash Receipts and Disbursements

                                        Account Name:Jore Corporation
                                                   Self-funded Health Insurance
                                        Account Number:5130002180
                                        Depository:Wells Fargo

 Cash Receipts

Date        Source             Description        $ Amount               Balance
--------------------------------------------------------------------------------
         Beginning Cash Balance                                      (76,293.39)

                                                    ----------------------------
         Total Cash Receipts                            -

                    Cash Disbursements

Date     Check #    Payee      Description        $ Amount
--------------------------------------------------------------------------------
12/11/01 Various Release of Group of Checks        (14,118.52)
12/11/01 Various Release of Group of Checks           (271.80)
12/17/01 Various Release of Group of Checks        (16,493.16)

                                                   ----------------------------
         Total Disbursements                        (30,883.48)

         Transfers
         Transfers from Line of Credit               55,005.79

                                                   ----------------------------
         Total Transfers                             55,005.79

         Transfers Between Accounts
                                                   ----------------------------
         Total Transfers Between Accounts                    -

         Book Adjustments
         11/28/01 check run released in December    (18,560.91)

                                                   ------------
         Total Book Adjustments                     (18,560.91)

         Ending Book Balance                                         (70,731.99)
                                                                ================

         Bank Adjustments                                             70,731.99


                                                                ----------------
Balance in Self-funded Health Insurance Acct per
12/31/01 Bank Statement                                                   0.00
                                                                ================

         Attach Copy of Current Months Bank Statement

 UST - 14, Continuation Sheet            Case Number:  01-31609-11
                                         Rule 2015 Report for the Month and Year
                                         of:          December, 2001

 Statement of Cash Receipts and Disbursements

                                         Account Name: Jore Corporation
                                                      Bancontrol Account
                                         Account Number:003-0082267
                                         Depository:  Wells Fargo

 Cash Receipts

Date      Source     Description                  $ Amount               Balance
--------------------------------------------------------------------------------
          Beginning Cash Balance                                      156,133.55

          Total A/R Trade Cash Recipts       1,973,155.97
          Total Other Cash Receipts             33,881.93

                                            ------------------------------------
          Total Cash Receipts                2,007,037.90

 Cash Disbursements

Date      Check #     Payee    Description        $ Amount
--------------------------------------------------------------------------------

          Total Disbursements                           -

          Transfers
 Transfers to Line of Credit                (2,199,748.40)

                                            ------------------------------------
          Total Transfers                   (2,199,748.40)

          Transfers Between Accounts
 12/31/01 Zero Balance Account Transfer
 from 5130001216                                74,526.03

                                            ------------------------------------
          Total Transfers Between Accounts      74,526.03

          Book Adjustments

additional cash receipt recorded as journal
entry in december                              119,363.89
                                             --------------

                                             --------------
          Total Book Adjustments               119,363.89

          Ending Book Balance                                      157,312.97
                                                            ==================

          Deposits per bank but not recorded on g/l

                                                            ------------------
Balance in Bancontrol Account per 12/31/01 Bank Statement          157,312.97
                                                            ==================
          Attach Copy of Current Months Bank Statement

 UST - 14, Continuation Sheet        Case Number01-31609-11
                                     Rule 2015 Report for the Month and Year
                                     of:       December, 2001

 Statement of Cash Receipts and Disbursements

                                     Account NamJore Corporation
                                               Lock Box Account
                                     Account Nu5130001216
                                     DepositoryWells Fargo

 Cash Receipts

Date     Source             Description           $ Amount               Balance
--------------------------------------------------------------------------------
         Beginning Cash Balance                                                -

  Total A/R Trade Cash Recipts                 4,904,602.05
                                              ----------------------------------
         Total Cash Receipts                   4,904,602.05

Cash Disbursements

Date     Check #      Payee   Description        $ Amount
--------------------------------------------------------------------------------

         Total Disbursements                             -

         Transfers


                Sweep to Line of Credit      (4,830,076.02)

                                            ------------------------------------
         Total Transfers                     (4,830,076.02)

         Transfers Between Accounts
    Zero Balance Account Transfer to 30082267   (74,526.03)

                                            ------------------------------------
         Total Transfers Between Accounts       (74,526.03)

         Book Adjustments
                                                -----------
         Total Book Adjustments                          -

                                                                     ---------
         Ending Book Balance                                             0.00
                                                                     =========

Bank Adjustments

                                                                     ---------
Balance in Lock Box Account per 12/31/01 Bank Statement                  0.00
                                                                     =========

         Attach Copy of Current Months Bank Statement

 UST - 14, Continuation Sheet            Case Number:  01-31609-11
                                         Rule 2015 Report for the Month and Year
                                         of:          December, 2001

 Statement of Cash Receipts and Disbursements

                                         Account Name: Jore Corporation
                                                      Payroll Account
                                         Account Number:5130001935
                                         Depository:  Wells Fargo

 Cash Receipts

Date      Source       Description                  $ Amount             Balance
--------------------------------------------------------------------------------
          Beginning Cash Balance                                     (99,208.78)

                                                 -------------------------------
          Total Cash Receipts                             -

                      Cash Disbursements

Date      Check #     Payee   Description           $ Amount
--------------------------------------------------------------------------------
                      Checks                      (138,427.16)         (138.53)
 12/10/01             Direct Deposits             (201,395.51)
 12/21/01             Direct Deposits             (179,118.74)

                                                 -------------------------------
          Total Disbursements                    (518,941.41)

          Transfers
 12/31/01 Transfers from Line of Credit           593,702.97

                                                 -------------------------------
          Total Transfers                         593,702.97

          Transfers Between Accounts
                                                 -------------------------------
          Total Transfers Between Accounts                -

          Book Adjustments

          Record November make-up checks            1,684.83
                                                           -
                                               --------------
          Total Book Adjustments                    1,684.83

          Ending Book Balance                                       (22,762.39)
                                                              =================

          Total Bank Adjustments                                     22,762.39
                                                              -----------------

Balance in Payroll Account per 12/31/01 Bank Statement                   (0.00)
                                                              =================

          Attach Copy of Current Months Bank Statement

 UST - 14, Continuation Sheet           Case Number:  01-31609-11
                                        Rule 2015 Report for the Month and Year
                                        of:          December, 2001

 Statement of Cash Receipts and Disbursements

                                        Account Name: Jore Corporation
                                                     RSB Investments
                                        Account Number:CD 15767 & 15374
                                        Depository:  Wells Fargo

 Cash Receipts

 Date     Source        Description                  $ Amount          Balance
 -------------------------------------------------------------------------------
          Beginning Cash Balance                                     130,598.15

                                                --------------------------------
          Interest Income                              642.70

                      Cash Disbursements

 Date     Check #     Payee       Description        $ Amount
 -------------------------------------------------------------------------------

                                                --------------------------------
          Total Disbursements                               -

          Transfers
                                                --------------------------------
          Total Transfers                                   -

          Transfers Between Accounts
                                                --------------------------------
          Total Transfers Between Accounts                  -

          Book Adjustments
                                                --------------
          Total Book Adjustments                            -

          Ending Book Balance                                        131,240.85
                                                              ==================

                                                                              -
                                                              ------------------
 Balance in Ronan State Bank Investments
 Account per 12/31/01 Bank Statement                                131,240.85
                                                              ==================

          Attach Copy of Current Months Bank Statement

 UST - 14, Continuation Sheet            Case Number:  01-31609-11
                                         Rule 2015 Report for the Month and Year
                                         of:          December, 2001

 Statement of Cash Receipts and Disbursements

                                         Account Name: Jore Corporation
                                                      Whitefish Credit Union
                                         Account Number:817452
                                         Depository:  Whitefish Credit Union

 Cash Receipts

 Date    Source      Description                      $ Amount          Balance
 -------------------------------------------------------------------------------
         Beginning Cash Balance                                        1,092.33

                                                 ------------------------------
         Accrued Interest                               3.73

                     Cash Disbursements

 Date    Check #     Payee     Description            $ Amount
 -------------------------------------------------------------------------------

                                                --------------------------------
         Total Disbursements                                -

         Transfers
                                                --------------------------------
         Total Transfers                                    -

         Transfers Between Accounts
                                                --------------------------------
         Total Transfers Between Accounts                   -

         Book Adjustments
         writeoff account                           (1,096.06)
                                                --------------
         Total Book Adjustments                     (1,096.06)

         Ending Book Balance                                                0.00
                                                              ==================

 Interest Accrual not recrded in Bank Statement                                -
                                                              ------------------
 Balance in Whitefish Credit Union Accunt
 per 12/31/01 Bank Statement                                           0.00
                                                              ==================

         Attach Copy of Current Months Bank Statement

 UST - 14, Continuation Sheet            Case Number:  01-31609-11
                                         Rule 2015 Report for the Month and Year
                                         of:          December, 2001

 Statement of Cash Receipts and Disbursements

                                         Account Name: Jore Corporation
                                                      Wisconsin Imprest
                                         Account Number:2015068521
                                         Depository:  Wells Fargo

 Cash Receipts

 Date     Source     Description                     $ Amount            Balance
 -------------------------------------------------------------------------------
          Beginning Cash Balance                                       1,981.54

                                                    ----------------------------
          Total Cash Receipts                               -

                      Cash Disbursements

 Date     Check #     Payee     Description          $ Amount
 -------------------------------------------------------------------------------
                      Various                          (980.65)

                                                 -------------------------------
          Total Disbursements                          (980.65)

          Transfers
                                                 -------------------------------
          Total Transfers                                    -

          Transfers Between Accounts
          Wire Transfer from Jore General Account     2,565.75

                                                 -------------------------------
          Total Transfers Between Accounts            2,565.75

          Book Adjustments
                                                 --------------
          Total Book Adjustments                        324.42

          Ending Book Balance                                           3,891.06
                                                              ==================
          Total Bank Adjustments                                        -2796.01

 Balance in Petty Cash Account per 12/31/01 Bank Statement              1,095.05
                                                              ==================

          Attach Copy of Current Months Bank Statement

                                         Case Number:  01-31609-11
                                         Rule 2015 Report for the Month and Year
                                         of:          December, 2001

                      UST-15, Statement of Aged Receivables


Total Due     (0-30 Days)  (31-60 Days)   (61-90 Days)     (91 & Over)   Amount
                                                                      Considered
                                                                   Uncollectible
Post-Petition Receivables

--------------------------------------------------------------------------------
 6,316,313    3,573,774      2,433,297          122,818       221,458
--------------------------------------------------------------------------------

Pre-Petition Receivables

 -------------------------------------------------------------------------------
    35,035           -                                                    35,035
 -------------------------------------------------------------------------------

 -------------------------------------------------------------------------------
Totals
 6,351,348    3,573,774      2,433,297          122,818       221,458     35,035
================================================================================

Accounts Receivable Reconciliation

1. Opening Balance                   11/30/01              $11,256,793.42

2. Sales on Account this Month                             $2,602,130.11

   2a.  Adjustments                                         ($652,541.05)
                                                           --------------

3. Balance (add lines 1, 2, & 2a)    12/31/01              $13,206,382.48
                                                           --------------

4. Amounts Collected on Receivables                        ($6,977,129.59)

                                                           --------------
5. Closing Balance      12/31/01                           $6,229,252.89
                                                           ==============

 Reserved for Uncollectible accounts (see attached)         ($182,840.72)

 Reserved for Sales Alllowance, Returns, Promo accounts    ($2,369,600.97)

                                                           --------------

  Per Balance Sheet               12/31/01                  $3,676,811.20
                                                            ==============


Explain what efforts the debtor made during this reporting month to collect receivables over 60 days past due?

1. Contacted customers that required additional proof of delivery on payments past due which were provided to get payments scheduled. Customers have paid on some of these and they are looking at the remainder should be receiving payments soon. This has been normal course of business with some of the larger retailers the Company sells to.

2. A few of our customers have not paid due to the Chapter 11 Bankruptcy, we having been working with them and should be receiving payment from them soon. Some of these customers have paid, are working with the other customers to get them paid.

3. The collectables are being reviewed on a weekly basis. Adjustments will be made when payments are received.

4. In August we transferred $134,305.55 to a Non-Trade Receivable Account as this is the total amount of prepetition Account Receivables for Black & Decker, Vermont American Magna, and Aronson Campbell. These customers have pre-petition balances in Accounts Payable and would like to have these amounts offset.

Does the debtor have any accounts receivable due from an officer, director, partner, or other insider of the debtor?

On the Balance sheet in a separate line item there are Notes Receivable from Shareholders. The totals are not reflected in the above A/R aging.

                                        Case Number:       01-31609-11
                                        Rule 2015 Report for the Month and Year
                                        of:               December, 2001

                  UST-16, Statement of Post Petition Payables
                                 Part A - Taxes
Type of tax         (1) Unpaid post-   (2)Post-petition     (3)Post-petitions   (4)Unpaid post-
                     petition taxes      taxes accrued       tax payments made   petition taxes at
                    from prior report-  this month (new     this reporting       end of reporting
                    ing month           obligations)         month               month
---------------------------------------------------------------------------------------------------
Federal Taxes
Employee withholding taxes  42,995.88         65,223.44         74,596.05          33,623.27
FICA/Medicare-Employee      25,366.45         32,110.96         39,879.55          17,597.86
FICA/Medicare-Employer      25,366.45         32,110.96         39,879.55          17,597.86
Unemployment                14,827.78            436.39            503.98          14,760.19
                                                                                           -
State Taxes                                                                                -
Dept. of Revenue WI         (3,432.02)         2,457.10          2,984.39          (3,959.31)
Dept. of Revenue CA            132.58            198.03            198.03             132.58
Dept. of Revenue MT         38,488.82          7,311.63         48,177.39          (2,376.94)
Dept. of Revenue ILL           475.34            175.14             58.25             592.23
Dept. of Revenue GA            387.08                              387.08                  -
Dept. of Labor & Indu             N/a               N/a               N/a                N/a
Unemployment WI              2,356.99           (139.69)                            2,217.30
Unemployment MT             58,120.91          1,676.80                            59,797.71
Unemployment CA               (492.37)                                               (492.37)
Empl. Security Dept.              N/a               N/a               N/a                N/a
Employee Disability Tax CA      16.62                                                  16.62
                                                                                           -
Other Taxes                                                                                -
Local city/county                 N/a               N/a               N/a                N/a
Gambling                          N/a               N/a               N/a                N/a
Personal property                   -                 -                 -                  -
Real Property                       -                 -                 -                  -
Other                               -                 -                 -                  -

                                                        -------------------
                    Total Unpaid Post-Petition Taxes             $ 139,507
                                                        ===================

Delinquent Tax Reports and Tax Payments
Taxing agency  Tax reporting period Report due date Payment due date  Amount due
--------------------------------------------------------------------------------
N/A

Explain the reason for any delinquent tax reports or tax payments:

                                        Rule 2015 Report for the Month and Year
                                        of:              December, 2001

                   UST-16, Statement of Postpetition Payables
                             Part B - Other Payables


Reconciliation of Post-Petition Payables (excluding taxes and professional fees)

 1. Closing balance from prior month                            $2,003,383.93

 2 New payables added 12/01/01 thru 12/31/01                    $1,997,506.07

 3 Less payments made 12/01/01 thru 12/31/01                   ($2,681,341.87)

 4 Balance for aging as of 12/31/01                             $1,319,548.13



 Statement of Postpetition Payments on Executory Contracts & Leases
 -------------------------------------------------------------------------------

 -------------------------------------------------------------------------------
 -------------------------------------------------------------------------------
 Entity Paid                       Total amount of  Total amount of   Total Post
                                   Payments Due     payments made     petition
                                                                     delinquency
 -------------------------------------------------------------------------------
 -------------------------------------------------------------------------------
                                            $ -            $ -            $0.00
 -------------------------------------------------------------------------------
 -------------------------------------------------------------------------------
        BLACKFOOT COMMUNICATIONS     $ 5,106.48            $ -        $5,106.48
 -------------------------------------------------------------------------------
 -------------------------------------------------------------------------------
                        C&C LAND    $ 28,138.00    $ 28,138.00            $0.00
 -------------------------------------------------------------------------------
 -------------------------------------------------------------------------------
              CANADIAN DETAILING     $ 1,140.63            $ -        $1,140.63
 -------------------------------------------------------------------------------
 -------------------------------------------------------------------------------
            MISSION VALLEY POWER    $ 53,350.84    $ 53,350.84            $0.00
 -------------------------------------------------------------------------------
 -------------------------------------------------------------------------------
   MISSOULA ELECTRIC COOPERATIVE       $ 981.49            $ -          $981.49
 -------------------------------------------------------------------------------
 -------------------------------------------------------------------------------
           MONTANA POWER COMPANY       $ 720.20       $ 720.20            $0.00
 -------------------------------------------------------------------------------
 -------------------------------------------------------------------------------
 PROFESSIONAL RETAIL MERCHANDISE    $ 15,811.78            $ -       $15,811.78
 -------------------------------------------------------------------------------
 -------------------------------------------------------------------------------
                 ROBERT SCHRODER     $ 2,452.19            $ -        $2,452.19
 -------------------------------------------------------------------------------
 -------------------------------------------------------------------------------
       SCOTTDALE RETAIL SERVICES     $ 9,797.09            $ -        $9,797.09
 -------------------------------------------------------------------------------
 -------------------------------------------------------------------------------
                   VERIZON NORTH       $ 383.00       $ 383.00            $0.00
 -------------------------------------------------------------------------------
 -------------------------------------------------------------------------------
                  BOBROW PALUMBO    $ 20,290.07                      $20,290.07
 -------------------------------------------------------------------------------
 -------------------------------------------------------------------------------
                           Total   $ 138,171.77    $ 82,592.04            $0.00
 -------------------------------------------------------------------------------
 -------------------------------------------------------------------------------
 Statement of Postpetition Payments to Secured Creditors

 -------------------------------------------------------------------------------
 -------------------------------------------------------------------------------
 Entity Paid                      Total amount of  Total amount of   Total Post
                                  Payments Due     payments made     petition
                                                                     delinquency

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
AMERICAN EQUIPMENT LEASING       $ 8,009.50     $ 8,009.50            $0.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
        ASSOCIATES LEASING      $ 25,000.00            $ -       $25,000.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
       CITI VENDOR FINANCE      $ 31,939.00    $ 31,939.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                GE CAPITAL      $ 52,326.34    $ 52,326.34
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                   PEOPLES       $ 3,500.00            $ -        $3,500.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                    SAFECO      $ 57,880.33            $ -       $57,880.33
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
          RONAN STATE BANK       $ 8,454.73     $ 8,454.73            $0.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
       FIRST SECURITY BANK      $ 34,174.78    $ 34,174.78            $0.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
          KEY CORP LEASING      $ 14,056.00    $ 14,056.00            $0.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                     Total     $ 235,340.68   $ 148,960.35            $0.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                    Rule 2015 Report for the Month and Year
                                    of:            December, 2001
                   UST-16, Statement of Postpetition Payables
                      Part C - Estimated Professional Fees

Schedule  of  Payments  to  Professionals  (Attorney,   accountant,   appraiser,
consultant, etc) December 31, 2001

Type of Professional       Fees and expense   Fees and expenses   Total fees and
                           from prior         added this          expenses at
                           months             month               month end
--------------------------------------------------------------------------------
Perkins Coie (Debtor
Attorney)                       1,068,688          426,683       1,495,371
Glass & Associates
(Management Consultant-)          979,753          136,949       1,116,702
Dye & Moe (Debtor Attorney)        43,370            6,405          49,775
US Trustee                         37,750           10,000          47,750
Trustee's Council                       -                -               -
Shulkin (Creditors'
Committee  Council)                67,438           11,228          78,666
Creditors' Committee
other professional                      -            2,471           2,471
Christensen Connor Johnson        183,060           64,926         247,986
Hilco Appraisal Services           53,633                -          53,633
Wells Fargo                       149,981                -         149,981
                       ---------------------------------------------------------
Totals                          $ 2,583,673        $ 658,661     $ 3,242,334
                       =========================================================

Note: 1 Reference Court order dated 6/28/01 allowing interim billings of 80% of professional fees and 100% of expenses.

Note: 3 Professional fees accrued in October are based upon estimates and may be different than actual fees and expenses. Estimates will be adjusted to actuals upon receipt of invoices.

                                         Case Number:      01-31609-11
                                         Rule 2015 Report for the Month and Year
                                         of:              December, 2001

                         UST-17, Statement of Operations

INSTRUCTIONS:  Answer  each  question  fully  and  attach  additional  sheets if
necessary to provide a complete response.                         Yes        No

 Question 1 - Sale of Debtor's  Assets.  Did the  debtor,  or                No
 another party on behalf of the debtor, sell, transfer, or otherwise dispose of any of the debtor's assets during the reporting month? Include only sales out of the ordinary course. If yes, identify each asset, date of court approval for the sale, method of disposition, and gross and net sale proceeds received. If real property was sold, attach a copy of the closing statement. If assets were sold at auction, attach a copy of the auctioneer's report.

Question 2 - Financing.  During the reporting month, did the                 No
debtor receive any funds from an outside funding source? If yes, indicate the source of funds, date paid to debtor, dollar amount, and date of court approval.

Question 3 - Insider Loans.  During the reporting month, did                 No
the debtor receive any funds from an officer, director, partner, or other insider of the debtor? If yes, indicate the source of funds, date paid to debtor, dollar amount, and date of court approval.

 Question 4 -  Insurance  and Bond  Coverage.  Did the debtor                No
 renew  or  replace  any  insurance   policies   during  this
 reporting month? If yes, attach a certificate of insurance for each renewal or change in coverage.

 Were any of the  debtor's  insurance  policies  canceled  or                No
 otherwise terminated for any reason during the reporting month? If yes, explain.

 Were any claims made during this reporting month against the                No
 debtor's bond? (Answer "No" if the debtor is not required to have a bond.) If yes, explain.

Question 5 - Personnel Changes.  Complete the following:

                                                  Full-time   Part-time and Temp
Number of employees at beginning of month December    289          42
Employees added                                         1           0
Employees resigned/terminated                         -19         -10
                                                  ------------------------------
Number employees at end of month                      271          32
                                                  ==============================

Gross Monthly Payroll and Taxes                          $ 724,785
                                                        ----------------

Question 6 - Significant Events. Explain any significant new developments during the reporting month. See narrative.

Question 7 - Case Progress. Explain what progress the debtor made during the reporting month toward confirmation of a plan reorganization. See narrative.

WHERE TO FILE A MONTHLY FINANCIAL REPORT: The debtor is required to file its monthly report with the U.S. Bankruptcy Court, and to serve copies of such report on the U.S. Trustee, and on each member of any committees elected or appointed to the Bankruptcy Code and to their authorized agents.

File the original                         Send a copy to each of the following:

United States Bankruptcy Court            Office of the United States Trustee
P.O. Box 689                              P.O. Box 3509
Butte, MT 59703                           Great Falls, MT 59403

                            If applicable, each member of any committees elected or appointed, and to their authorized agents.

                            Debtor's counsel.

                                                         Case No. 01-31609-11
Jore Corporation
Rule 2015 Report for the month ending December 31, 2001
Narrative Report

Gross sales for the month of December 2001 were $2.6 million, down from the prior year's December by 44%. The fourth quarter had an overall increase over the prior year by 15%. Gross sales were down $200 thousand for the year. Two major customers had overall increases in sales while one major customer's sales remained relatively flat, despite an overall downturn in the economy. Jore's business is significantly seasonal, were 75 percent of annual sales are shipped in the third and fourth quarters of the year. The Company's backlog of unfilled sales orders was $779,000 at December 31, 2001. It is anticipated January 2002 sales will exceed the prior year's January sales levels by approximately 32%.

December's 2001 gross profit, was down due to lower than expected orders and higher operating costs while in Chapter 11. Selling and marketing costs decreased from the previous month as related brand fees, commissions, and advertising decreased with sales in December.

Interest expense is comprised of interest on the Company's debtor-in-possession facility. The Company is not accruing interest expense on its long-term debt.

Bankruptcy administration expenses include amounts paid or due to professionals, primarily legal counsel of the interested parties in Jore's bankruptcy case. The current DIP facility limits payments to professionals to $100,000.

Nonrecurring expenses in December include $2.8 million in write-offs of Deposits, Machine prepayments, and related labor costs capitalized to those items. It is anticipated that those items would not be pursued by a potential purchaser to complete payment and take delivery of those pieces of equipment. It also includes $400,000 in reserves against property that was foreclosed upon in the Bankruptcy. In addition there were $200,000 in Financing Costs that were capitalized in prior years.

The initial DIP financing agreement with the Bank Group, Wells Fargo and Harris Bank, expired on December 28, 2001. Due to the Bank Group's concerns about the Company's expected borrowing needs for the first quarter of the calendar year, the DIP financing agreement was not immediately extended. In mid-December the Company petitioned the Court and obtained an interim cash-collateral order allowing it to operate while it continued negotiations with the Bank Group. The Bank Group subsequently agreed to renew the DIP financing and the parties have agreed to a budget through March 16, 2002. The budget was filed with the Bankruptcy Court on January 18, 2002 and was approved at a hearing on January
30. By January 18, the Company had received and accepted a letter of intent from Pentair (Porter Cable Brand) to purchase Jore Corporation and a term sheet from General Electric Credit Corporation ("GECC") to restructure the Company. The Company has submitted the letter of intent and the term sheet to the Bankruptcy Court and requested an expetited schedule for seeking creditor approval of one or the other proposals. If the request is granted, plans of reorganization based around these two competing offers will be noticed to the creditors in mid-February.

(C)  Exhibits

        Exhibit Number                  Description

        99.K                            Wells Fargo Debtor In Possession Bank
                                        Statement Ending 12/31/01
        99.K                            Wells Fargo Self-Funded Insurance Bank
                                        Statement Ending 12/31/01
        99.K                            Wells Fargo Bancontrol Bank Statement
                                        ending 12/31/01
        99.K                            Wells Fargo Lockbox Bank Statement
                                        Ending 12/31/01
        99.K                            Wells Fargo Payroll Bank Statement
                                        Ending 12/31/01
        99.K                            Ronan State Bank Time Certificate
                                        Statements
        99.K                            Wells Fargo Debtor In Possesion Bank
                                        Statement - Edgerton Ending

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. JORE CORPORATION


        January 31, 2002                By:  /s/ Kelly Grove
                                              ------------------
                                              Kelly Grove
                                              Controller